Advertising Expenses	12 Months Ended
Dec. 31, 2017
Advertising Expenses [Abstract]
Advertising Expenses

22. ADVERTISING EXPENSES

Included in sales and marketing expense, advertising expenses generally represent the expenses of promotions to create or stimulate a positive image of the Group or a desire to subscribe for the Group’s products and services. Advertising expenses are expensed as incurred. Advertising expenses recognized in the consolidated statements of comprehensive income were $43.1 million, $18.7 million and $18.1 million, respectively, for the years ended December 31, 2015, 2016 and 2017. Advertising expenses charged from Sohu were $2.7 million, $1.0 million and $0.8 million, respectively, for the years ended December 31, 2015, 2016 and 2017.